UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2011

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27824 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

560 White Plains Road, Suite 210, Tarrytown, New York	10591
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                      Results of Operations and Financial Condition.

On August 2, 2011, we, SPAR Group, Inc. ("SGRP" or the "Registrant"), and its subsidiaries (together with SGRP, "we", "our" or the "Company"), issued a press release (the "Earnings Release") reporting our net income and revenue for our fiscal quarter and six month period that ended on June 30, 2011 (our "2011 Second Quarter").

A copy of the Earnings Release is attached to this Current Report on Form 8-K (this "Report") as Exhibit 99.1, and is hereby incorporated herein by reference.

Item 8.01.                      Other Events.

In the Earnings Release, we also announced that we expected to file our Quarterly Report on Form 10-Q for our 2011 Second Quarter with the Securities and Exchange Commission (the "SEC") on or before August 5, 2011.

On August 3, 2011 we, issued a press release (the "Call Release") that we would hold on a public conference call for our shareholders and others Tuesday, August 09, 2011, at 2:00 p.m. Eastern Time, during which our management will discuss our financial results for our 2011 Second Quarter (i.e., our fiscal quarter and six month period that ended on June 30, 2011).

Conference Call Details:
Date: Tuesday, August 9, 2011
Time: 2:00 p.m. EDT
Dial In-Number: 1-877-941-8418
International Dial-In Number: 1-480-629-9761

It is recommended that participants dial in approximately 5 to 10 minutes prior to the start of the 2:00 p.m. call.

There will also be a simultaneous audio feed webcast and archived recording of the conference call available at http://www.sparinc.com under the "Investor Relations" menu section and "News Releases" sub-menu of the website or you may use the link audio feed and archived recording of the conference call available at http://viavid.net/dce.aspx?sid=00008AD3.

A telephonic replay of the conference call also may be accessed approximately two hours after the call through August 16, 2011, by dialing 1-877-870-5176 or 1-858-384-5517 for international callers and entering the replay access code 4462779.

A copy of the Call Release is attached to this Report as Exhibit 99.2, and is hereby incorporated herein by reference.

Information Not "Filed"

The information in Items 2.02 and 8.01 of this Report and each of the Earnings Release and Call Release attached as Exhibit 99.1 and 99.2, respectively (each a "Release"), and any information that may be conveyed in such conference call, shall, to the greatest extent permitted by applicable law, not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section.  Such information, to the extent deemed or determined to have been not "filed" under applicable law, shall not be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended (the "Securities Act", and together with the Exchange Act, the "Securities Laws"), except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

Statements contained in this Report and each attached Release, and any statements that may be made in such conference call, include "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including (without limitation) any statements relating to anticipated, prospective or desired customers, acquisitions or markets, trends, updates, or other anticipated, estimated, expected or desired assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, prospects, sales, strategies, taxation or other achievement, results, risks or condition.  You can identify forward-looking statements in such information by the Company's use of terms such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue" or similar words or variations or negatives of those words.  You should carefully consider all such information and the other risks and cautions noted in the Company's Annual and Quarterly Reports and other filings under applicable Securities Laws (including this report, each a "SEC Report", each of which is available on the Company's website at http://investors.sparinc.com) that could cause the Company's actual assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, prospects, sales, strategies, taxation or other achievement, results, risks or condition to differ materially from those anticipated by the Company and described in the information in the Company's forward-looking statements, whether express or implied, as the Company's anticipations are based upon the Company's plans, intentions and best estimates and (although the Company believe them to be reasonable) involve known and unknown risks, uncertainties and other factors that could cause them to fail to occur or be realized or to be materially and adversely different from those the Company anticipated.

Although the Company believe that its plans, intentions and estimates reflected or implied in such forward-looking statements are reasonable, the Company cannot assure you that such plans, intentions or estimates will be achieved in whole or in part, that the Company has identified all potential risks, or that the Company can successfully avoid or mitigate such risks in whole or in part. You should carefully review the risk factors described below (See Item 1A – Risk Factors) and any other cautionary statements contained or incorporated by reference in this Annual Report.  All forward-looking and other statements attributable to the Company or persons acting on its behalf are expressly subject to and qualified by all such risk factors and other cautionary statements.

You should not place undue reliance on the Company's forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond its control.  The Company's forward-looking statements are based on the information currently available to it and speak only as of the referenced date(s) or, in the case of forward-looking statements incorporated by reference, as of the date of the SEC Report that includes such statement. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company.  Over time, the Company's actual assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, prospects, sales, strategies, taxation or other achievement, results, risks or condition will likely differ from those expressed or implied by the Company's forward-looking statements, and such difference could be significant and materially adverse to the Company and  the value of your investment in the Company's Common Stock.

The Company does not intend or promise, and the Company expressly disclaims any obligation, to publicly update or revise any forward-looking statements, risk factors or other cautionary statements (in whole or in part), whether as a result of new information, future events or recognition or otherwise, except as and to the extent required by applicable law.

Item 9.01.                         Financial Statements and Exhibits.

(a)	Exhibits:

	99.1	Press Release of the Registrant dated August 2, 2011, as attached hereto.
	99.2	Press Release of the Registrant dated August 3, 2011, as attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date: August 3, 2011	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Registrant dated August 2, 2011, as attached hereto.
99.2	Press Release of the Registrant dated August 3, 2011, as attached hereto.